UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2017

CLEAN ENERGY FUELS CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33480	33-0968580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4675 MacArthur Court, Suite 800
Newport Beach, CA	92660
(Address of Principal Executive Offices)	Zip Code

(949) 437-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement.
On November 26, 2017, Clean Energy Fuels Corp. (the “Registrant”), through one of its subsidiaries, entered into an investment agreement (“IA”) with Landi Renzo S.p.A. (“LR”), an alternative fuels company based in Italy, pursuant to which the Registrant and LR have agreed to combine their respective natural gas compressor manufacturing subsidiaries, Clean Energy Compression Corp. and SAFE S.p.A, in a new company referred to as “Compressor Ventures” (such transaction, the “Combination”). The new company will be focused on manufacturing, selling and servicing natural gas fueling compressors and related equipment for the global natural gas fueling market. Upon the closing under the IA, which is expected to occur by December 31, 2017, the Registrant will own 49% of Compressor Ventures and LR will own 51% of Compressor Ventures.
The IA includes representations, warranties, pre- and post-closing covenants and termination provisions customary for transactions of this nature.
The foregoing description of the IA does not purport to be complete and is qualified in its entirety by the full text of the IA, which is filed as Exhibit 2.12 to this Current Report on Form 8-K and is incorporated herein by reference. The IA contains customary representations and warranties by the parties thereto, which were made solely for the purpose of the IA and as of specific dates as set forth therein, may have been qualified by certain private disclosures made between the parties and are subject to a contractual standard of materiality different from that generally applicable to stockholders, among other limitations. As a result, these representations and warranties should not be relied upon as a disclosure of factual information.
The Registrant issued a press release on November 27, 2017 announcing the Combination, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

2.12†	Investment Agreement dated November 26, 2017, by and between Clean Energy and Landi Renzo S.p.A.

99.1	Press Release dated November 27, 2017.

† Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated by the Securities and Exchange Commission. The Registrant agrees to furnish a supplemental copy of any omitted schedules or exhibits to the Securities and Exchange Commission upon request.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks, uncertainties and assumptions, such as statements regarding the completion and timing of the Combination. Actual results and the timing of events could differ materially from those expressed in or implied by these forward-looking statements as a result of a variety of factors, including, among others, the Registrant’s ability to satisfy the conditions required to close the Combination, market and other general economic conditions and the other risk factors described in the Registrant’s annual reports on Form 10-K and quarterly reports on Form 10-Q most recently filed with the Securities and Exchange Commission. The forward-looking statements made herein speak only as of the date of this report and the Registrant undertakes no obligation to update publicly such forward-looking statements, except as otherwise required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 27, 2017	CLEAN ENERGY FUELS CORP.

	By:	/s/ Andrew J. Littlefair
Name: Andrew J. Littlefair
Title: President and Chief Executive Officer

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